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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): Feb. 25, 2004

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                          0-15661                   36-0724340
 State of Other               Commission File Number          I.R.S. Employer
Jurisdiction of                                            Identification Number
 Incorporation

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements and Exhibits

(c)   The following exhibit is furnished with this document:

      Number      Exhibit
      ------      -------

      99.1 Press Release titled "AMCOL International Corp. (NYSE:ACO) Records $8.9 Million for Income from Discontinued Operations; Previously Reported 2003 Year-End Unaudited Results to be Revised" dated Feb. 25, 2004.

ITEM 9. Regulation FD Disclosure

      The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition," pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

      On Feb. 25, 2004, the registrant issued a press release to report income from discontinued operations and that previously reported 2003 year-end results were to be revised.

      That press release, dated Feb. 25, 2004 and titled "AMCOL International Corp. (NYSE:ACO) Records $8.9 Million for Income from Discontinued Operations; Previously Reported 2003 Year-End Unaudited Results to be Revised" is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMCOL INTERNATIONAL CORPORATION

Date: Feb. 27, 2004                    By: /s/ Lawrence E. Washow
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                                           Lawrence E. Washow
                                           President and Chief Executive Officer